SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 24, 2003

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1	Press Release dated July 24, 2003.

Item 9.	Regulation FD Disclosure

         The information included in the section is intended to be furnished and not filed pursuant to Regulation FD.

         On July 24, 2003, AT&T Wireless Services, Inc. announced it intends to repurchase, through a tender offer, any and all outstanding 11.625 percent Senior Subordinated Discount rate of Telecorp Wireless, Inc. and 12.75 percent Senior Subordinated Discount 100% of Tritel PCS, Inc. The press release is attached hereto as Exhibit 99.1.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC.

Dated: July 24, 2003	By /s/ Benjamin F. Stephens Benjamin F. Stephens Assistant Secretary

Exhibit Index

99.1	AT&T Wireless Press Release dated July 24, 2003.